FORM OF STOCK CERTIFICATE

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                         Incorporated Under the Laws of
Number                              Delaware                           Shares
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                              INTERTECH CORPORATION


         This Certifies that _______________________________________
         is the registered Holder of _____________________ Shares of the Capital Stock of

                              INTERTECH CORPORATION

         fully-paid and non-assessable transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereto affixed this _______________ day of ________________________ A.D. 20___.


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         Secretary                                    President
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